UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 13, 2006

VIASPACE Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2400 Lincoln Ave., Altadena, California		91001
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-296-6310

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 13, 2006, the Board of Directors of the Company amended and replaced the 2005 Non-Employee Director Option Program (the "2005 Program") with the 2006 Non-Employee Director Option Program (the "2006 Program"). The 2005 Program was orginally adopted along with the 2005 Stock Incentive Plan on October 20, 2005. On February 13, 2006, the 2006 Program was approved by a majority of shareholders of the Company by written consent, in accordance with the Company's Articles of Incorporation and Bylaws pursuant to State of Nevada law.

A copy of the 2006 Program is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

A 2006 Compensation Package for Outside Members of the Board of Directors which incorporates the 2006 Program approved by the Board of Directors is attached to this Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

10.1 2006 Non-Employee Director Option Program
10.2 2006 Compensation Package for Outside Members of the Board of Directors

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

February 16, 2006	By:	Stephen J. Muzi

Name: Stephen J. Muzi
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	2006 Non-Employee Director Option Program
10.2	2006 Compensation Package for Outside Members of the Board of Directors